STOCK PLEDGE AGREEMENT
股票质押协议

This STOCK PLEDGE AGREEMENT, dated as of _________ , _________ made by and between Avis Genesis Inc. , a Seychelles with its registered address at Second Floor, Capital City, Independence Avenue, Victoria, Mahe, Seychelles (the "Pledgor"), to ________________, an individual and resident of the People's Republic of China residing at ____ (the "Pledgee").

阿维创纪有限公司，塞舌尔公司，地址为 塞舌尔共和国马埃（岛）维多利亚市独立大道首都大厦二楼（“质押人”），于 2016 年 ___ 月 ___ 日与 _________，中华人民共和国公民，住址为 ____________________________________，（“质押权人”），签订本股票质押协议。

WITNESSETH:

鉴于:

WHEREAS, Pledgor is the record and beneficial owner of 168,750,000 shares of common stock, $.001 par value, of Sino Fortune Holding Corporation (the "Company");

鉴于，质押人是Sino Fortune Holding Corporation（“公司”）的股东，持有168,750,000股普通股票，初始票面金额为0.001美金。

WHEREAS, Pledgee had loan to Company $____________ pursuant to a Securities Purchase Agreement and Senior Convertible Note ("Note") of even date herewith;

鉴于，质押权人根据一份《证券购买协议》以及《可转换期票》（“期票”）向公司提供借款 _________ 美金。

WHEREAS, Pledgor has agreed to secure, to the extent hereinafter set forth, the performance of the obligations of the Company to the Pledgee under the Note (the capitalized terms used herein, and not otherwise defined herein, are used with the meanings ascribed to them in the Note and the Securities Purchase Agreement); and

鉴于，在本协议规定的范围内，质押人同意为公司完整履行其根据期票对质押权人所负有的义务提供担保（本协议中使用的大写字体，如果没有单独定义，其含义将根据期票以及《证券购买协议》中的含义决定）；并且

WHEREAS, the Pledgor hereby pledges and grants a lien and security interest to Pledgee in ______ shares of common stock of the Company (the "Pledged Shares") to secure the Company's obligations under the Note.

鉴于，质押人特此在其持有的_____股公司普通股票上对质押权人设立质押权利和担保利益（“质押股票”），以此担保公司履行期票规定的义务。

NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee to make the loan under the Note to Company, the Pledgor hereby agrees as follows:

因此，基于上述条件并且为了鼓励质押权人向公司提供借款，质押人特此同意：

SECTION 1. Pledge. The Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in the Pledged Shares and certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, and all proceeds thereof, additions thereto and changes therein (the "Pledged Collateral"). Pursuant to the pledge, Pledgor shall deliver or cause the delivery of the Pledged Shares together with executed blank stock powers to the escrow agent designated by the Pledgor and Pledgee, Sichenzia Ross Ference Kesner LLP.

第一条 质押 质押人特此向质押权人出质，并且授予质押权人下列项目上设立的担保权益，包括质押股票及其股票证书，以及在交换部分或全部质押股票时可以获得的所有股息、现金、票据或其他财产，以及在交换质押股票时获得的所有其他收益（“担保财产”）。根据本次质押，质押人将安排把质押股票以及签署过的空白股票转让授权书递交给质押双方指派的监管人：Sichenzia Ross Ference Kesner LLP。

SECTION 2. Security for Obligations; Non-Recourse Obligations. (a) This Agreement secures the payment of all liabilities, obligations and indebtedness of any and every kind and nature hereto-

fore, now or hereafter owing, arising, due or payable from Company to the Pledgee pursuant to the Note, however evidenced, created, incurred, acquired or owing, whether primary or secondary, direct or indirect, joint or several, contingent or fixed, or otherwise, including without limitation, obligations of performance, and whether arising under any other agreements, documents or instruments entered into in connection with the Note, now or hereafter given by Company to Pledgee and whether arising by book entry, agreement or operation of law and whether or not evidenced by promissory notes or other evidences of indebtedness (all such obligations of the Pledgor being the "Obligations").

第二条　义务的担保；无其他追偿救济　(a)该协议担保的是公司根据期票对质押权人所负有的所有义务和债务，不论这些义务和债务的种类、性质，也不论其是过去、现在还是将来产生、到期或支付。同时，本协议中的担保责任不考虑这些义务和债务如何被证明、产生或取得，不论是首要或次要、直接或间接、连带或独立、浮动或固定，包括但不限于履行合同的责任，即使这些合同责任产生于因本次发行期票而订立的的其他合同、文件或票据。同时，这些合同责任包括公司现在或将来对质押权人产生的责任，不论其是否因账面记录、协议或法律适用产生，也不论其是否有票据或其他债务文件证明（质押人的所有此类义务统称为“质押义务”）。

(b) It is expressly understood and agreed that it is the intention of the parties that the Obligations of Company under the Note are non-recourse obligations of Company and that Pledgee's right to recover against the Company hereunder in respect of such Obligations shall be limited solely to the Pledged Shares.

(b)双方明确表示理解并且同意公司基于期票负有的质押义务不存在其他追偿救济途径。质押权人根据本协议针对公司的追偿权仅限于质押股票。

SECTION 3. Delivery and Release of Pledged Shares. (a) All certificates or instruments representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of Pledgee by Sichenzia Ross Ference Kesner LLP (the "Escrow Agent") pursuant to an escrow agent agreement to be executed by Pledgor and Pledgee and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee.

或独立、浮动或固定，包括但不限于履行合同的责任，即使这些合同责任产生于因本次发行期票而订立的的其他合同、文件或票据。同时，这些合同责任包括公司现在或将来对质押权人产生的责任，不论其是否因账面记录、协议或法律适用产生，也不论其是否有票据或其他债务文件证明（质押人的所有此类义务统称为“质押义务”）。

(b) It is expressly understood and agreed that it is the intention of the parties that the Obligations of Company under the Note are non-recourse obligations of Company and that Pledgee's right to recover against the Company hereunder in respect of such Obligations shall be limited solely to the Pledged Shares.

（b）双方明确表示理解并且同意公司基于期票负有的质押义务不存在其他追偿救济途径。质押权人根据本协议针对公司的追偿权仅限于质押股票。

SECTION 3. Delivery and Release of Pledged Shares. (a) All certificates or instruments representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of Pledgee by Sichenzia Ross Ference Kesner LLP (the “Escrow Agent”) pursuant to an escrow agent agreement to be executed by Pledgor and Pledgee and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee.

第三条 质押股票的递送和解除 （a）根据质押人和质押权人签署的监管协议，关于质押股票的所有证书或票据都将递送给Sichenzia Ross Ference Kesner LLP（“监管人”）并由其代表质押权人监管，并且质押股票将处于可以通过递送实现转让的适合状态，或者由质押人和质押权人适当签署后的空白转让文件作为附件，这些文件的形式和内容都需要符合质押权人的要求。

(b)Escrow Agent shall hold the Pledged Shares in the form in which it is delivered to Escrow Agent unless and until the occurrence and continuation of an Event of Default under the Note (unless such Event of Default is waived by the Pledgee). Upon the occurrence and continuance of an Event of Default under the Note, the Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to instruct Escrow Agent to deliver all certificates or instruments representing or evidencing the Pledged Shares together with the duly executed instruments of transfer or assignment in blank to Pledgee, whereupon Pledgee shall transfer to or register in the

name of the Pledgee or any of its nominees any or all of the Pledged Shares, subject only to the revocable rights specified in Section 6(a) below. In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

（b）除非发生期票规定下的违约事件时（除非质押权人豁免了违约事件），监管人将保持质押股票最初接收时的状态。当期票规定下的违约事件发生并且持续时，质押权人将有权在无需通知质押人的情况下，在任何时候自主通知监管人向其递送所有代表质押股票的证书或票据，以及适当签署后的空白转让文件。之后质押权人可以向其指定的人士转移部分或全部质押股票，或者以自己或其指定人士的名义登记部分或全部质押股票，该权利仅受制于下面Section 6(a)的规定。此外，质押权人有权在任何时候处置质押股票的证书或交换面额更小或更大的票据。

SECTION 4. Representations and Warranties. Pledgor represents and warrants as follows:

第四条 声明和保证 质押人特此做出下列声明和保证：

(a) The Pledgor is the legal and beneficial owner of the Pledged Shares, free and clear of any lien, adverse claim, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.

质押人是质押股票的合法受益所有人，除了本协议规定的担保权利外，质押股票上没有设立其他抵押、不利诉求、担保权利、期权或其他抵押权。

(b) The pledge of the Pledge Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Shares, securing the payment of the Obligations.

根据本协议在质押股票上的质押权设立了一个有效且完整的第一优先担保权益，保证质押义务的履行和清偿。

(c)Neither the execution or delivery of this Agreement, nor the consummation of the transaction contemplated hereby, nor the compliance with or performance of the terms and conditions of this Agreement by Pledgor is prevented by, limited by, conflicts with or will result in the breach or

violation of or a default under the terms, conditions or provisions of (i) any mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement, trust agreement, stockholder agreement, or other agreement or instrument to which Pledgor is a party or by which it is bound or (ii) any provision of law, any order of any court or administrative agency or any rule or regulation applicable to Pledgor, subject to applicable state and federal securities laws.

质押人对本协议的执行或递送、完成本协议下的相关交易以及对本协议条文的遵守或执行均不会受禁于或受限于下列情形，或与下列情形存在冲突，或违反下列情形：(i)任何抵押、担保协议、契约、债务证明、贷款或融资协议、信托协议、股东协议，或者其他质押人作为合同一方受其约束的协议，或者(ii)任何法律规定、任何法院或行政机构的判令、或对质押人适用的法则或规章，上述声明受制于各州和联邦证券法律的规定。

(d) This Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms.

本协议构成质押人合法有效且有约束力的义务，可以根据本协议条款执行。

(e) There are no actions, suits or proceedings (whether or not purportedly on behalf of Pledgor) pending or, to the best knowledge of Pledgor, threatened affecting Pledgor that involve the Pledged Shares.

不存在针对质押人的涉及质押股票的诉讼案件或法律程序（不论是否代表质押人本人），或者在质押人所知的范围内，不存在威胁质押人有关质押股票的诉讼或法律程序。

(f) All consents or approvals, if any, required as a condition precedent to or in connection with the due and valid execution, delivery and performance by Pledgor of this Agreement have been obtained, subject to applicable state and federal securities laws.

受制于相关各州和联邦证券法律的规定，质押人已经获得了合法有效地签署并执行该协议的同意或批准（如存在此类同意或批准）。

SECTION 5. Further Assurances. Pledgor agrees that at any time and from time to time, at

expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgee to exercise and enforce its rights and remedies hereunder, subject to applicable state and federal securities laws, with respect to any Pledged Shares.

第五条 进一步保证 为了完善及保护本协议下的质押权，使得质押权人能够行使其权利获得救济，质押人同意在自费的情况下随时适当地执行并递送所有相关的文件，并且采取一切能够实现上述目的的必要或合理措施或质押权人合理要求的措施。本条约定受制于相关各州和联邦证券法。

SECTION 6. Voting Rights; Dividends, Etc. (a) So long as no Event of Default under the Note shall have occurred and be continuing:

第六条 投票权；股息等 (a) 在期票规定的违约事件没有发生且持续的情况下：

(i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note.

质押人有权行使质押股票代表的所有投票权利和其他同意权利，或者其他与本协议或期票规定不冲突的权利。

(ii)Pledgor shall be entitled to receive and retain any and all dividends and interest paid, in respect of the Pledged Shares; provided, however, that any and all:

质押人有权收获并保留所有基于质押股票产生的股息和利息；然而，该约定的前提是，任何以及所有的：

(A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Shares (whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Company, or any merger, consolidation, acquisition or other exchange of assets or securities to which the Company may be a party, or any conversion, call or

redemption, or otherwise);

基于质押股票可以获得的以非现金方式支付的股息及利息，票据或其他可以获得的财产（不论是基于公司已发行股票的拆分、整合或重新分类，或是任何基于公司的合并、整合、收购或其他财产以及股票的交换、购买、赎回等）

(B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and

在发生部分或全部清算、解散时，或者减少公司资本、资本盈余或缴入公积时，基于质押股票可以获得的以现金方式支付的股息或其他分配；以及

(C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Shares,

现金，应付现金或者基于质押股票本金、赎回质押股票、或者交换质押股票获得的现金，

shall be, at the option and request of Pledgee, forthwith delivered to the Escrow Agent to hold as "Pledged Shares" and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to Escrow Agent as "Pledged Shares" in the same form as so received (with any necessary endorsement).

上述财产，在质押权人选择和主张的情况下，立即提交给监管人以"质押股票"的方式托管，并且，如果质押人收到了上述财产，那么其将为质押权人的利益进行保管，并且区分于自己的财产或资金，保留收到时的原样立即提交给监管人以"质押股票"的方式托管（附上必要的背书）。

(iii) Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which he is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which he is authorized to receive and retain pursuant to paragraph (ii) above.

为了实现上述第(i)项规定的投票权以及其他权利，以及根据第(ii)项规定的获得及保留股息或利息的权利，在质押人合理要求的情况下，质押权人将会签署并向质押人递送(或安排签署或递送)所有相关代理书及其他文件。

(b) Upon the occurrence and during the continuance of an Event of Default under the Note, and at the election of Pledgee:

在发生期票规定的违约事件并且持续进行时，并且在质押权人主张权利的情况下:

(i)All rights of Pledgor to exercise the voting and other consensual rights which he would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividends and interest payments which he would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease for the period subsequent to the Event of Default, and all such rights shall thereupon become vested in Pledgee who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Shares such dividends and interest payments.

在发生违约事件后，质押人原本根据Section 6(a)(i)可以行使的投票和其它表决权利，以及根据Section 6(a)(ii)可以获得股息和利息的权利将终止。质押权人将相应地获得这些权利，并且针对质押股票享有唯一投票权和其它表决权，以及获得相应的股息和利息。

(ii) All dividends and interest payments which are received by Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee in the same form as so received (with any necessary endorsement).

所有与Section 6(b)(i)规定相反，由质押人收到的股息和利息，质押人将为质押权人的利益进行保管，并且区分于自己的财产或资金，并且保留收到时的原样立即支付给质押权人(附上必要的背书)。

(c) In the event that during the term of this Agreement subscription warrants or other rights oroptions shall be issued in connection with the Pledged Shares, all such stock warrants, rights and

options shall forthwith be assigned by Pledgor to the Pledgee and said stock warrants, rights and options shall be, and, to the extent exercised by Pledgor, all new stock issued pursuant thereto shall be pledged by Pledgor to Pledgee to be held as, and shall be deemed to be part of, the "Pledged Shares" under the terms of this Agreement in the same manner as the shares of stock originally pledged hereunder.

在本协议期间内，如果根据质押股票发行了认股权证、权利或期权，质押人将把所有该类认股权证、权利或期权转移给质押权人，并且，这些认股权证、权利或期权，以及质押人通过行使这些认股权证、权利或期权获得的新股票，都将被质押给质押权人，作为“质押股票”的一部分，就如同根据本协议最初质押的股票一样。

SECTION 7. Transfers and other Liens; Additional Shares. Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Shares, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Shares, except for the security interest under this Agreement.

第七条 转让与其他抵押；额外的股票 质押人同意其不会（i）出售或者以其他方式处理质押股票，或者在质押股票上设立期权，或者（ii）设立或允许任何权属变更、担保权利，或其他权利设立在质押股票之上，本协议规定的担保权利除外。

第八条 关于质押股票的诉讼 当质押人得知或考虑提起诉讼、其他法律程序、衡平法程序、仲裁或在其他权利机构前进行涉及或影响质押股票的行为时，质押人将立即通知质押权人。并且，当质押人考虑提起此类诉讼或法律程序时，其必须在做出这些行为之前获得质押权人的书面同意。

SECTION 9. Pledgee Appointed Attorney-in-Fact. (a) If an Event of Default shall occur and be continuing under the Note (unless such Event of Default is waived by the Pledgee), Pledgor hereby appoints Pledgee (and any officer or agent of Pledgee with full power of substitution and revocation) Pledgor's true and lawful attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion to take any action and to execute any instrument which Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distri-

bution in respect of the Pledged Shares or any part thereof and to give full discharge for the same; and (ii) to transfer Pledged Shares on the books of the Company, in whole or in part, to the name of Pledgee or such other person or persons as Pledgee may designate; take possession of an endorse any one or more checks, drafts, bills of exchange, money orders or any other documents received on account of the Pledged Shares; collect, sue for and give acquittances for moneys due on account of the foregoing; withdraw any claims, suits, or proceedings pertaining to or arising out of the foregoing; execute and record or file on behalf of Pledgor any evidence of a security interest contemplated by this Agreement or any refiling, continuation or extension thereof; take any other action contemplated by this Agreement; and sign, execute, acknowledge, swear to, verify, deliver, file, record and publish any one or more of the foregoing.

第九条 质押权人被任命为实际代理人 （a）在发生期票规定下违约事件并且该违约持续进行时（除非质押权人豁免该违约事件），质押人将任命质押权人（以及任何拥有完整替代权和撤销权的质押权人的管理人或代理人）作为其真实且合法的实际代理人，质押权人将因此拥有质押人完整的权力，并且可以以质押人的名义自主执行其认为实现本协议目的所必要的或合适的措施或签署相关文件，包括但不限于：（i）接收、背书以及收取支付给质押人的代表质押股票股息、利息或其他分配的票据，或者相应地免除这些收入的权利；以及（ii）将质押股票部分或全部转让到质押权人或其指定的其他人士的名下；持有并背书根据质押股票收到的支票、汇票、邮政汇票或其他票据；收取、诉求或解除前述收入；撤销因前述收入而发生的诉求、诉讼或其他法律程序；代表质押人执行、登记或提交本协议涉及的担保权利；或者重新登记、继续或延长该担保权利；采取本协议考虑到的其他措施；并且签署、执行、承认、承诺、核实、递送、提交、登记并且公开前述内容。

(b) The powers of attorney which shall be granted pursuant to Section 9(a) and all authority thereby conferred shall be granted and conferred solely to protect Pledgee's interests in the Pledged Shares and shall not impose any duty upon the attorney-in-fact to exercise such powers. Such powers of attorney shall be irrevocable prior to the performance in full of the Obligations and shall not be terminated prior thereto or affected by any act of Pledgor or other person or by operation of law, including, but not limited to, the dissolution, death, disability or incompetency of any person, the termination of any trust, or the occurrence of any other event, and if Pledgor or any other person should be dissolved or die or become disabled or incompetent or any other event should occur before the performance in full of the Obligations and termination of this Agreement, such attorney-in-fact shall nevertheless be fully authorized to act under such powers of attorney

as if such dissolution, death, disability or incompetency or other event had not occurred and regardless of notice thereof.

根据Section 9(a)的授权仅限于保护质押权人在质押股票上的权利，并不施加给实际代理人行使这些权力的义务。上述授权在质押义务被完全履行之前不可被终止，也不会因质押人或其他人的行为或法律的适用而受到影响，包括但不限于任何公司或人士的解散、死亡、残疾或丧失行为能力，任何信托的终止，或者任何其他事件的发生。并且，当质押义务未被完全履行并且该协议尚未终止时，即使任何公司或人士解散、死亡、残疾或丧失行为能力，或发生任何其他事件，实际代理人的授权依然完整有效。

(c) Each person who shall be a transferee of the beneficial ownership of the Pledged Shares, by the acceptance of such a transfer, shall be deemed to have irrevocably appointed the Pledgee, with full power of substitution and revocation, such person's true and lawful attorney-in-fact in such person's name and otherwise to do any and all acts permitted to, and to exercise any and all powers herein conferred upon, such attorney-in-fact.

任何接受质押股票实际收益所有权的受让人，通过接受此类转让，将被视为不可撤销质押权人，拥有完整的替代权和撤销权，以实际代理人的名义行使实际代理人的所有权力。

SECTION 10. Reasonable Care. Escrow Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Shares in its possession if the Pledged Shares is accorded treatment substantially equal to that which Escrow Agent accords its own property, it being understood that Escrow Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not Escrow Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Shares.Pledged Shares is accorded treatment substantially equal to that which Escrow Agent accords its own property, it being understood that Escrow Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not Escrow Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Shares.

第十条　适当管理　当监管人按照管理自己财产的方式管理质押股票时，将被视为尽到了合理的保管责任。监管人没有任何责任来（i）确定或应对质押股票的购买、转换、交换、到期、交付或其他事项，不论监管人是否知道这些事务，或者（ii）对其他人针对质押股票的行为采取任何必要的应对措施。

SECTION 11. Remedies. Upon Event of Default. (a) Subject to Section 2(b) hereof, if any Event of Default under the Note shall have occurred and be continuing (unless such Event of Default is waived by Pledgee), for the period subsequent to the Event of Default:

第十一条 救济 （a）根据Section 2(b)的规定，当发生期票规定的违约事件并且持续进行时（除非此类违约事件被质押权人豁免），在发生违约事件后：

(i) Pledgee may receive and retain all payments of any kind with respect to the Pledged Shares and may notify the obligors or other parties, if any, interested in any items of Pledged Shares of the interest of Pledgee therein and of any action proposed to be taken with respect thereto, and inform any of those parties that all payments otherwise payable to Pledgor with respect thereto shall be made to Pledgee until all amounts due under the Note have been paid in full;

质押权人可以接收并保留关于质押股票的所有付款，并且，质押权人可以通知质押股票的义务人或其他利益方（如有）其处理质押股票的计划，以及通知这些义务人或利益方将原本打算付给质押人的款项直接向其支付，直到期票下的到期债务被完全履行。

(ii) Pledgee may exercise in respect of the Pledged Shares, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Pledgee may also, without notice except as specified below, sell Pledged Shares or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or any of Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Pledgee may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgee shall not be obligated to make any sale of Pledged Shares regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by

of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

除了本协议规定的权利之外，质押权人可以行使当下纽约现行有效的统一商法典（“法典”）规定的作为担保权人一切权利和救济。同时，除非下文另有规定，质押权人可以在不经通知的情况下，在任何交易板块、中介板块或质押权人的办公室或其他地方，以现金、信用支付或未来交付或其他质押权人认为商业合理的方式公开或私下出售全部或部分质押股票。质押人同意，在法律要求给出通知的情况下，下列情况将构成合理通知：在公开出售的情况下，至少提前十天告知质押人交易的时间和地点；在私下交易的情况下，提前告知质押人交易的时间。即使已经发送了交易通知，质押权人并没有义务完成质押股票的交易。质押权人可以在最初约定的时间和地点宣布延迟公开或私下交易质押股票，下一次交易将在延期后的时间和地点进行，而无需另行通知。

(iii) Any cash held by Pledgee as pledged collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Shares may, in the discretion of Pledgee, be held by Pledgee as collateral for, and/or then or at any time thereafter applied in whole or in part by the Pledgee against, all or any part of the Obligations in such order as Pledgee shall elect. Any surplus of such cash or cash proceeds held by Pledgee remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever maybe lawfully entitled to receive such surplus; and

质押权人持有的作为质押担保的现金，以及质押权人在出售、追偿或通过其他变现方式处理质押股票时收到的现金收益，都可以在质押权人的自主决定下，由质押权人作为质押担保继续持有，并且/或者在当下或之后的任何时间，将全部或部分收益根据自主选择的顺序用于偿付全部或部分的质押义务。在完全清偿质押义务后，任何剩余的现金或现金收益将支付给质押人或其他可以合法取得此类剩余收益的人士。

(iv) Pledgee may otherwise use or deal from time to time with the Pledged Shares, in whole or in part, in all respects as if the Pledgee were the outright owner thereof.

质押权人可以如同自己是直接所有人一样通过其他方式使用或处理全部或部分质押股票。

(b) Except as set forth in Section 11(a)(iii), the Pledgee shall have the sole right to determine the

order in which Obligations shall be deemed discharged by the application of the Pledged Shares or any other property or money held hereunder or any amount realized thereon. Any requirement of reasonable notice imposed by law shall be deemed met if such notice is in writing and is mailed, telegraphed or hand delivered to Pledgor at least three days prior to the sale, disposition or other event giving rise to such notice requirement.

除了 Section 11(a)(iii) 规定之外，质押权人拥有唯一的权利来决定质押义务的清偿顺序，这些质押义务将通过质押股票或者其所带来的其他财物进行清偿。在出售、处理质押股票或其他要求通知事件发生的三天之前，如果书面通知通过邮寄、传真或亲手传达的方式递交给质押人，那么法律要求的合理通知义务将被视为满足。

(c)Pledgee shall collect the cash proceeds received from any sale or other disposition or from any other source contemplated by subsection (a) above and shall apply the full proceeds in accordance with the provisions of this Agreement.

质押权人将收取通过上述（a）项规定的出售、处理或其他方式处理质押股票获得的收益，并且将按照本协议的规定使用这些收益。

(d) Notwithstanding the foregoing, none of the provisions of this Section 11 shall confer on Pledgee any rights or privileges that are not permissible under applicable law. Pledgee may effect the provisions of this Section 11 only in compliance with all applicable federal and state securities laws.

不论前述约定如何，Section 11中的任何条款不授予质押权人任何不被法律允许的权利。质押权人只有在符合相关联邦和各州证券法的前提下才能使用Section 11中约定的权利。

(e) In connection with the provisions of this Agreement, Pledgor from time to time shall promptly execute and deliver, or cause to be executed and delivered, to Pledgee such documents and instruments, shall join in such notices and shall take, or cause to be taken, such other lawful actions as Pledgee shall deem reasonably necessary or desirable to enable it to exercise any of the rights with respect to the Pledged Shares granted to it pursuant to this Agreement.

就本协议的规定而言，质押人将会适当地签署并递送（或安排签署或递送）相关文件给质押权人，并且在质押权人认为对其行使质押权利必要或有益的情况下，发出相关通知或采取其他合法措施。

SECTION 12. Waivers and Amendments, Etc. The rights and remedies given hereby are in addition to all others however arising, but it is not intended that any right or remedy be exercised in any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Agreement in no manner shall affect its right at a later time to enforce any such provision. No notice to or demand on a party in any case shall entitle such party to any other or further notice or demand in the same, similar, or other circumstances. Any right or power of Pledgee hereunder respecting the Pledged Shares and any other property or money held hereunder may at the option of Pledgee be exercised as to all or any part of the same and the term "Pledged Shares" wherever used herein, unless the context clearly requires otherwise, shall be deemed to mean (and shall be read as) the "Pledged Shares and any other property or money held hereunder or any part thereof". This Agreement shall not be amended nor shall any right hereunder be deemed waived except by a written agreement expressly setting forth the amendment or waiver and signed by the party against whom or which such amendment or waiver is sought to be charged.

第十二条 放弃及修改等事项 本协议规定的权利和救济同其他一切权利和救济同时存在，然而，当受到相关司法管辖区域内的法律禁止时，这些权利和救济将不能够在这些司法管辖区域内行使。任何质押权人的作为、不作为或者知悉都不得作为放弃本协议规定权利或救济的依据。同样，对权利或救济的单次或部分行使也不能成为阻碍进一步行使权利或救济的依据。任何对本协议约定、声明或保证的放弃或同意都是出于特定目的而特别做出的，不论此类特别放弃或同意的频率如何，都不得被视为对将来约定、声明或保证的放弃或同意。质押权人没有行使或怠于行使其权利要求履行本协议规定的声明、保证、契约或其他条款时，不论此类情况发生的时间或频率如何，都不会在任何方面影响质押权人将来对这些权利的行使。对协议一方针对某次事件作出的通知或要求不意味着该方在今后相同、类似事件或其他事件发生时有权收到通知或要求。质押权人可以自主选择行使全部或者部分其针对质押股票所拥有的权利或权力。本协议中的“质押股票”一词，除非另有明确规定，其含义为“质押股票以及质押股票下所持有的任何财产和金钱，或者其中的任何部分”。任何关于本协议的放弃或修改，除非书面的协议将该放弃或修改明确列出，并且由放弃或修改的针对方签署，否则将不能生效。

SECTION 13. Notices. All notices hereunder shall be given and deemed received as set forth in the Note.

第十三条 通知 本协议中的所有通知将按照期票中的规定发出并且按同样的规则视为收到。

SECTION 14. Continuing Security Interest and Reinstatement. (a) This Agreement shall create a continuing security interest in the Pledged Shares and shall (i) be binding upon Pledgor, its heirs, successors and assigns, and (ii) inure to the benefit of Pledgee and his/her successors, transferees and assigns. Upon the payment in full or performance of the Obligations, Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Shares as shall not have been released, sold or otherwise applied pursuant to the terms of the Agreement.

第十四条 担保利益的延续以及重申 (a)根据本协议在质押股票上设立的担保权利具有延续性，并且(i)约束质押人、质押人后代、继承人以及受让人，以及(ii)生效于质押权人及其继承人和受让人。在质押人完全清偿质押义务之后，且在质押人要求并自费的情况下，质押权人应当向质押人返还届时还未根据本协议免除、出售或以其他方式处理的质押股票。

(b) If at any time after payment in full by Company of all Obligations and termination of the pledge granted in this Agreement, any payments on Obligations theretofore made by Company must be disgorged by the Pledgee for any reason whatsoever, this Agreement and the pledge granted hereunder shall be reinstated as to all disgorged payments as though such payments had not been made, and Pledgor shall sign and deliver to Escrow Agent all documents and things necessary to reperfect the terminated pledge.essary to reperfect the terminated pledge.

如果在公司完全清偿质押义务并且本协议规定的质押权终止后，出于任何原因质押权人必须向公司返还款项，那么针对返还部分的款项，本协议及其规定的质押权将进行重申并恢复，如同公司从未向质押权人支付过该笔款项一样，质押人将签署并向监管人递送所有能够完善质押权的文件。

SECTION 15. Severability. In the event that any provision of this Agreement shall be determined to be superseded, invalid or otherwise unenforceable pursuant to applicable law, such determination shall not affect the validity of the remaining provisions of this Agreement, and the remaining provisions of this Agreement shall be enforced as if the invalid provision were deleted.

第十五条 可分离性 在任何情况下，如果根据相关法律，本协议中的任何条文被认定为过时、无效或由于其他原因无法执行，该类认定不会影响本协议其他条文的有效性，并且这些剩余的条文将按照本协议的约定执行，如同这些无效条文被删除了一样。

SECTION 16. Survival of Representations, Etc. All representations, warranties, covenants and other agreements made herein shall survive the execution and delivery of this Agreement and shall continue in full force and effect until all amounts due under the Note have been paid in full. This Agreement shall remain and continue in full force and effect without regard to any modification, execution, renewal, amendment or waiver of any provision of the Note.

第十六条 声明的存续 本协议中的所有声明、保证、契约以及其他约定在本协议签署和递交后生效并且在所有期票债务得以完整偿付之前持续有效。不论期票的条文发生任何改变、执行、更新、修订或免除，本协议将持续拥有完整的效力和执行力。

SECTION 17. Termination and Return of Pledged Shares. This Agreement shall continue in full force and effect until all of the Obligations shall have been paid and satisfied or until the release, discharge or termination of the Note, whichever occurs last. Upon the termination of this Agreement, Pledgee shall cause to be transferred to Pledgor all of the Pledged Shares and any money, property and rights received by Pledgor pursuant thereto, to the extent Pledgee has not released, taken, sold or otherwise realized upon the same pursuant to its rights and obligations hereunder.

第十七条 终止以及返还质押股票 直到所有的质押义务被完全偿付及履行之前，或者直到期票被免除、释放或终止之前（以较晚发生时间为准），本协议将持续拥有完整的效力和执行力。在本协议终止之时，质押权人将会安排向质押人转移所有未被免除、占有、出售或以其他方式变现的质押股票及其收到的金钱、财产及其他权益。

SECTION 18. Transfer and Assignment. Pledgee may transfer the Pledged Shares and any other property or money held hereunder to any transferee of the obligations or any part thereof. The transferee shall thereupon succeed to all of the Pledgee's rights hereunder with respect to the Pledged Shares so transferred. Thereafter, Pledgee shall have no obligation to Pledgor with respect to the Pledged Shares so transferred. Pledgee shall, however, retain all of its rights and powers with respect to any part of the Pledged Shares not transferred. Every agent or nominee of Pledgee shall have the benefit of this agreement as if named herein and may exercise all of the rights and powers given to Pledgee hereunder.

第十八条 转让 质押权人可以转让全部或部分质押股票以及任何其下的财产或金钱给受让人，受让人将

因此获得所接受的质押股票代表的质押权。在此之后，质押权人对质押人就转移的质押股票不再负有任何义务。质押权人的代理或指定人士将能够享有本协议规定的权益，并且可以行使所有质押权人所享有的权利和权力，如同其在本协议中被列为质押权人一样。

SECTION 19. Entire Agreement. This Agreement, the Securities Purchase Agreement and the Note contain the entire agreement of the parties and supersede all other agreements, understandings, representations, oral or otherwise, between the parties with respect to the matters contained their respective successors, assigns, heirs, administrators, fiduciaries, next of kin and executors. Section headings used herein are for convenience only and shall not affect the meaning or construction of any of the provisions hereof. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

第十九条 协议完整性 本协议、证券购买协议以及期票构成协议各方的完整协议并且取代其他所有涉及本协议内容的合同、共识、声明或口头协议或其他。本协议将约束并作用于协议各方及其各自的继承人、受让人、后代、管理人、信托、最近的血亲及遗嘱执行人。本协议中的标题仅以便于查阅为目的，不得影响对本协议条文的解读。本协议可以在多份文件上签署，效力等同于在同一份文件上签署。

SECTION 20. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without giving effect to its conflict of laws provisions.

第二十条 管辖法律；条款 本协议的管辖和解读将按照纽约州的实体法律，且不考虑其冲突法原则。

If there is any conflict or inconsistency between the Chinese version and the English version, the English shall be the governing and prevailing version.

若本协议项下中英文约定发生法律条款上的理解冲突，以本协议英文条款约定为准。

Signature Page Follows

签名页附下方

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

兹证明，协议各方特此于上述第一次出现的日期签署并执行该协议。

PLEDGOR（质押人）:

PLEDGEE（质押权人）:

Name（姓名）:

Title（职位）:

Name（姓名）:

Title（职位）:

ID No.（身份证号）:

Address（地址）:

Signature Page

Stock Pledge Agreement

股票质押协议签名页